Note 6 - Accrued Expenses (Detail) - Accrued Expenses (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Accrued compensation and benefits	$ 3,323	$ 1,647
Accrued professional fees	4,112	1,775
Accrued income and other taxes	1,546	2,235
Accrued medical panel fees	1,880	284
Accrued value added tax	15,812	2,829
Other accrued expenses	1,737	644
Total	$ 28,410	$ 9,414